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                                                          Exhibit 10.9


                              AMENDED AND RESTATED

                      STOCK TRANSFER RESTRICTION AGREEMENT

                                      AMONG

                     FIRST NEW ENGLAND DENTAL CENTERS, INC.

                         OSORIO AND WATKIN, D.M.D., P.C.

                                       AND

                              ARNOLD WATKIN, D.D.S.

                                       AND

                              JULIAN OSORIO, D.M.D.




                                NOVEMBER 15, 1996







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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

1.    Restrictions On Shares...............................................  1

2.    Automatic Transfer of Shares in Certain Events.......................  1

3.    Other Matters........................................................  3

4.    Restrictions on Certificates; Pledge.................................  4

5.    Notices..............................................................  4

6.    Successors...........................................................  5

7.    Additional Stockholders..............................................  5

8.    Covenants............................................................  5

9.    Third Party Beneficiary..............................................  6

10.   Governing Law........................................................  6

11.   Complete Agreement...................................................  6

12.   Captions.............................................................  6

13.   Modification.........................................................  7

14.   Arbitration..........................................................  7

15.   Confidentiality......................................................  7

16.   Counterparts.........................................................  7







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                              AMENDED AND RESTATED

                      STOCK TRANSFER RESTRICTION AGREEMENT
                      ------------------------------------


      THIS AGREEMENT made as of the 15 day of November, 1996, by and among OSORIO AND WATKIN, D.M.D., P.C., a Massachusetts professional corporation (the "Corporation"), FIRST NEW ENGLAND DENTAL CENTERS, INC., a Delaware corporation ("First Dental"), and Arnold Watkin, D.D.S. and Julian Osorio, D.M.D. (the "Stockholders") amends and restates that certain Stock Transfer Restriction Agreement made as of August 4, 1995 by and among the parties hereto.


                              W I T N E S S E T H:
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      WHEREAS, each Stockholder is the holder of 100 shares of issued and outstanding $.01 par value common stock of the Corporation representing all the issued and outstanding shares of the Corporation;

      WHEREAS, the Corporation and the Stockholders believe that it is in the best interest of the Corporation to restrict the transferability of the stock in the Corporation and certain other rights of the Stockholders;

      WHEREAS, the parties desire that the Corporation and First Dental be treated as members of the same affiliated group for financial reporting and federal income tax purposes;

      NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties covenant and agree as follows:

      1. RESTRICTIONS ON SHARES. Except as otherwise provided herein, the Stockholders shall not sell, assign, transfer, gift, bequeath, devise, pledge, hypothecate, encumber or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, any shares of the stock of the Corporation which the Stockholders now own or may hereafter acquire (the "Stock").

      2.  Automatic Transfer of Shares in Certain Events.
          ----------------------------------------------

          (a) By execution of this Agreement, the Stockholders hereby agree that all of the shares of Stock of the Corporation held by each Stockholder (or any heir, executor, administrator, personal representative, estate, testamentary beneficiary, donee, trustee in bankruptcy, successor or assignee of such Stockholder) shall be transferred, or deemed transferred, to the Designated Transferee (defined below) without further action by the






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Stockholder upon the occurrence any of the following events (each a "Transfer
Event"):

                  (i)   the date of death of the Stockholder;

                  (ii) the date the Stockholder is determined by a court of competent jurisdiction or a dentist selected by the Corporation to be incompetent or permanently disabled;

                  (iii) the date the Stockholder becomes disqualified under applicable law to be a shareholder of the corporation;

                  (iv) the date upon which any of the shares of Stock held by the Stockholder are transferred or attempted to be transferred voluntarily, involuntarily by operation of law or otherwise to any person;

                  (v) the date of filing any petition for or other document causing or intended to cause a judicial, administrative, voluntary or involuntary dissolution of the Corporation; or

                  (vi) the date of receipt by the Corporation of written transfer instructions from First Dental.

            (b) TRANSFER OF STOCK. Upon the occurrence of a Transfer Event with respect to a Stockholder, subject to the terms set forth below, all of the Stock of the Corporation held by that Stockholder or his successors and assigns shall be immediately transferred, or deemed transferred, to the Designated Transferee without further action by the Stockholder:

                  (i) The purchase price for any Stock transferred to the Designated Transferee pursuant to this Section 2 shall be the amount paid by the transferor Stockholder for such Stock.

                  (ii) Payment of the purchase price for the Stock shall be made to the Stockholder in cash or by certified or cashiers check. The time for payment of the purchase price for the Stock hereunder shall be at 10:00 a.m. on the first business day following receipt by the Designated Transferee of notice of such Transfer Event (provided, however, that in the absence of such notice, the Designated
          Transferee shall upon becoming aware of any such Transfer Event promptly notify the Stockholder, the Corporation and First Dental of such Transfer Event and tender to the Stockholder the purchase price for the Stock). The Designated



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          Transferee shall tender the purchase price at the principal office of the Corporation.

                  (iii) Notwithstanding anything to the contrary herein, upon the occurrence of a Transfer Event, the Stock will be immediately transferred, or deemed transferred, to the Designated Transferee effective upon the date of such Transfer Event irrespective of the date of payment for such Stock.

          (c) DEFINITION. For purposes of this Agreement, "Designated Transferee" shall mean that individual who is designated by First Dental.

          (d) DEPOSIT AND CUSTODY OF STOCK. First Dental hereby acknowledges receipt of stock certificates no. 1 and no. 2 (the "Certificates") of the Corporation, the Certificates, each of which evidence 100 shares of the Stock of the Corporation, have been deposited by the Stockholder with First Dental upon execution hereof duly endorsed in blank. First Dental agrees to hold the Certificates for the benefit of the Designated Transferee. Upon the occurrence of a Transfer Event, First Dental shall endorse a Certificate in the name of the Designated Transferee and release the Certificate to the Clerk of the Corporation for cancellation by the Clerk, registration of the shares represented thereby in the name of the Designated Transferee on the books of the Corporation, and issuance of a new certificate in the name of the Designated Transferee.

          (e) DELIVERIES BY DESIGNATED TRANSFEREE. Notwithstanding anything herein to the contrary, release by First Dental of the Certificate to the Clerk of the Corporation shall be contingent on First Dental's prior or concurrent receipt of:

                  (i) a stock transfer power executed by the Stockholder covering the Stock transferred to the Designated Transferee; and

                  (ii) a copy of this Agreement duly executed by the Designated Transferee substituting the Designated Transferee for the Stockholder hereunder.

      3.  Other Matters.
          -------------

          (a)  Upon the occurrence of a Transfer Event, the affected
Stockholder shall be disqualified as a stockholder of the Corporation, and shall immediately resign as a director and officer of the Corporation.




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          (b) After occurrence of a Transfer Event, the Stockholder, and any person who acquires the Stock, other than the Designated Transferee, shall neither have nor exercise any right or privilege as a stockholder of the Corporation, including any right to receive any unallocated or undistributed dividend.

      4.  Restrictions on Certificates; Pledge.
          ------------------------------------

          (a) Upon the execution of this Agreement, the Stockholders shall surrender their certificates representing shares of the Stock subject to this Agreement to the Corporation for the purpose of placing notice of the restrictions on transfer occasioned by this Agreement substantially as follows:

      EACH OUTSTANDING STOCK CERTIFICATE OF THE CORPORATION SHALL BEAR THE FOLLOWING ENDORSEMENT IN BOLD PRINT: "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE AND THE TRANSFER THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS IMPOSED BY M.G.L. C.156A, THE BOARD OF REGISTRATION IN DENTISTRY, THE ARTICLES OF ORGANIZATION, THE BY-LAWS OF THE CORPORATION AND A CERTAIN AMENDED AND RESTATED STOCK TRANSFER RESTRICTION AGREEMENT AMONG THE STOCKHOLDERS, THE CORPORATION AND FIRST NEW ENGLAND DENTAL CENTERS, INC."

      After such notice has been placed on such certificate, it shall be returned to the Stockholder. All Stock which is subject to this Agreement and which is issued to the Stockholder after the date of this Agreement shall bear the same notice.

          (b) As security for their obligations hereunder, the Stockholders hereby pledge and assign to First Dental all their right, title and interest to any and all dividends, including liquidating distributions, and other distributions declared or made by the Corporation during the term of this Agreement and, so long as this Agreement shall remain in effect, the Stockholders agree to pay over to First Dental any such distributions.

      5. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) telexed, telecopied or made by facsimile transmission, (iii) sent by overnight courier, or (iv) sent by certified or registered mail, return receipt requested, postage prepaid.

      If to the Corporation:
                            Osorio and Watkin, D.M.D., P.C.
                            85 Devonshire Street - 2nd Floor
                            Boston, MA  02109
                                    Attn:  Treasurer



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      If to the Stockholders:
                            Arnold Watkin, D.D.S.
                            120 Rachel Road
                            Newton, MA  02159

                            Julian Osorio, D.M.D.
                            210 Beacon Street, Apt. 1
                            Boston, MA 02116

      If to First Dental:
                            First New England Dental Centers, Inc.
                            85 Devonshire Street - 2nd Floor
                            Boston, MA  02109
                               Attn: President

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if telexed, telecopied or made by facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise,
(iii) if sent by overnight courier, on the next day following the day such mailing is made (or in the case that such mailing is made on Saturday, on the immediately following Monday), or (iv) if sent by certified or registered mail, on the 3rd day following the time of such mailing thereof to such address (or in the case that such 3rd day is a Sunday, on the immediately following Monday).

      6. SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their authorized successors or assigns. The rights of any party hereunder may not be assigned without the consent of the remaining parties hereto.

      7. ADDITIONAL STOCKHOLDERS. Each holder of any of the capital stock of the Corporation or any rights to acquire capital stock of the Corporation, including any holder of any warrant, option or other security convertible into or exchangeable for capital stock of the Corporation, shall execute a counterpart of this Agreement acknowledging that the restrictions contained herein shall apply to such stock or rights to acquire stock in the Corporation.

      8. COVENANTS. The Corporation and the Stockholders agree, at all times during the time of this Agreement, that the Corporation and its Stockholders shall not take any of the following actions without the prior written consent of First Dental:




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          (a)  Amend, revise, restate, alter, change or adopt the Articles of
Organization or the Bylaws of the Corporation or any Stockholders, voting trust, partnership or other similar agreement among the Stockholders of the Corporation;

          (b) Authorize or approve any sale, assignment, transfer, conveyance, redemption, repurchase, pledge or hypothecation of any stock, security or debt instrument of the Corporation;

          (c) Authorize or approve any merger, consolidation, reorganization, liquidation, dissolution of all or substantially all of the assets of the Corporation;

          (d) Authorize, approve or establish any subsidiary or other entity owned or controlled by, or under common ownership or control of, the Corporation or any Stockholder;

          (e) Authorize or issue any stock, treasury stock, note, bond, debenture, convertible security, warrant, stock option, stock purchase agreement, stock repurchase agreement or other security or debt instrument of the Corporation;

          (f) Declare or pay any dividend or make any other distribution to any Stockholder with respect to his stock; or

          (g) Take any other action requiring the approval of the directors of the Corporation or the Stockholders without having consulted with First Dental and given First Dental at least five days advance notice of such action.

      9. THIRD PARTY BENEFICIARY. The parties hereto acknowledge that the Designated Transferee, if and when he or she becomes a Designated Transferee, shall have standing to enforce the provisions of this Agreement.

      10. GOVERNING LAW. This Agreement, the rights and obligations hereunder, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

      11. COMPLETE AGREEMENT. All understandings and agreements heretofore had between the parties hereto with respect to the transactions contemplated hereby are merged into this Agreement, and this Agreement reflects all the understandings of the parties with respect to such transactions.

      12. CAPTIONS. The section titles or captions in this Agreement are for convenience of reference only. They shall not be considered to be a part of this Agreement, and they in no way



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define, limit, extend or describe the scope or intent of any provision hereof.

      13. MODIFICATION. This Agreement cannot be modified, extended or amended except by written agreement signed by all of the parties hereto.

      14. ARBITRATION. Any dispute regarding the meaning and interpretation of this Agreement shall be submitted to arbitration. The parties hereto agree that all disputes arising under this Agreement shall be settled by arbitration in accordance with the rules of the American Arbitration Association in Massachusetts (the "Association"), then in effect, before a single arbitrator chosen by mutual agreement of the parties or, if the parties are unable to agree on an arbitrator, by the Association. A determination of the dispute by the arbitrator shall be final and binding on the parties to the extent provided by law. The cost of the arbitration, other than attorney's and consultancy fees, shall be borne equally by the parties.

      15. CONFIDENTIALITY. The existence and the terms and conditions of this Agreement are confidential and shall not be disclosed to any third party by any party to this Agreement without the prior written consent of all other parties to this Agreement.

      16. COUNTERPARTS. This Agreement may be executed in two or more counterparts and each counterpart, when so executed and delivered shall constitute a complete and original instrument, and it shall not be necessary when making proof of this Agreement or any counterpart thereto to produce or account for any other counterparts.





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      IN WITNESS WHEREOF, the parties have executed this Agreement as a sealed instrument on the date first written above.


                              OSORIO AND WATKIN, D.M.D., P.C.


                              By: /s/ Arnold Watkin
                                 ---------------------------------------
                                 Arnold Watkin, D.D.S., President


                              FIRST NEW ENGLAND DENTAL CENTERS, INC.


                              By: /s/ Donald E. Strange
                                 ---------------------------------------
                                 Its Chief Executive Officer


                              By: /s/ Arnold Watkin
                                 ---------------------------------------
                                 Arnold Watkin, D.D.S.,
                                 Individually


                              By: /s/ Julian Osorio
                                 ---------------------------------------
                                 Julian Osorio, D.M.D.,
                                 Individually










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